Consolidated Statements of Operations (Unaudited) (USD $)	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2012
Income Statement [Abstract]
Revenue	$ 58,242	$ 71,288
Cost of Sales	34,178	26,155
Gross Profit	24,064	45,133
Operating Expenses:
Depreciation	21,107	20,125
Selling and Advertising Expenses	8,427	1,487
Other General Expenses	102,491	83,487
Total Operating Expenses	132,027	105,099
Net Operating Loss	(107,963)	(59,966)
Other Income:
Interest Income	361	186
Total Other Income	361	186
Net Loss Before Income Taxes	(109,602)	(59,780)
Provision for Income Tax (Expense) Benefit	0	0
Net Loss	$ (107,602)	$ (59,780)
Earnings per Share, Basic and Diluted:
Weighted Average of Outstanding Shares	7,624,304	7,755,400
Income (Loss) for Common Stockholders	$ (0.01)	$ (0.01)